UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2014

STERIS Corporation

(Exact Name of Registrant as Specified in Charter)

Ohio	1-14643	34-1482024
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5960 Heisley Road, Mentor, Ohio	44060-1834
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (440) 354-2600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition.

On August 5, 2014, STERIS Corporation (“STERIS” or “Company”) issued a press release announcing financial results for its fiscal 2015 first quarter ended June 30, 2014. A copy of this press release is attached hereto as Exhibit 99.1.

The information contained in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Item 2.02 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933.

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

At the STERIS 2014 Annual Meeting of Shareholders (“Meeting”), held on July 30, 2014, shareholders voted on the matters specified below, with the final voting results as specified. According to the certified list of shareholders, there were 59,243,482 Common Shares of the Company outstanding and entitled to vote at the Meeting. There were present at the Meeting, in person or by proxy, the holders of 54,226,854 Common Shares or 91.53% of the outstanding Common Shares of the Company, constituting a quorum.

1.	The nominees named below were elected to the Board of Directors, each for a one-year term, and the results of the vote were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Richard C. Breeden	51,065,119	99,191	3,062,544
Cynthia L. Feldmann	51,084,461	79,849	3,062,544
Jacqueline B. Kosecoff	50,846,219	318,091	3,062,544
David B. Lewis	51,084,343	79,967	3,062,544
Kevin M. McMullen	50,814,668	349,642	3,062,544
Walter M Rosebrough, Jr.	51,063,011	101,299	3,062,544
Mohsen M. Sohi	51,081,945	82,365	3,062,544
John P. Wareham	50,874,044	290,266	3,062,544
Loyal W. Wilson	50,811,023	353,287	3,062,544
Michael B. Wood	51,075,172	89,138	3,062,544

2.	The non-binding advisory proposal to approve the compensation of our named executive officers was approved, and the results of the vote were as follows:

Votes for	49,825,554
Votes against	967,842
Abstentions	370,914
Broker non-votes	3,062,544

3.	The proposal to ratify the appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ended March 31, 2015 was approved, and the results of the vote were as follows:

Votes for	53,973,477
Votes against	189,887
Abstentions	63,490

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by STERIS Corporation on August 5, 2014 announcing financial results for its fiscal 2015 first quarter ended June 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERIS CORPORATION

By	/s/ J. Adam Zangerle
J. Adam Zangerle
Vice President, General Counsel, and Secretary

Date: August 5, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by STERIS Corporation on August 5, 2014 announcing financial results for its fiscal 2015 first quarter ended June 30, 2014.

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